                                                                  Exhibit (a)(1)

                            AETNA SERIES FUND, INC.

                     ARTICLES OF AMENDMENT AND RESTATEMENT

     AETNA SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST:    The Corporation desires to, and does hereby, amend and restate its charter (the "Charter") as currently in effect.

     SECOND:   The following provisions are all the provisions of the Charter of the Corporation currently in effect as amended and restated hereby:

          First:    The name of the Corporation is

                           "AETNA SERIES FUND, INC."

          Second: The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 ("1940 Act") and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

          Third: The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is 300 East Lombard Street Suite 1400, Baltimore, Maryland 21202. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, which is a corporation organized and existing under the laws of the State of Maryland.

          Fourth: The total number of shares of stock which the Corporation shall have authority to issue is 16,000,000,000 shares of Capital Stock of the par value of $0.001 per share, and of the aggregate par value of $16,000,000 (hereinafter referred to as "Shares").

          Fifth: (a) The number of directors of the Corporation shall be such number as may be from time to time fixed in the manner provided by the Bylaws of the Corporation, but shall never be less than three (3).

                (b) The Board of Directors shall have the authority at any time and from time to time in its sole discretion: (i) to adopt qualifications for directors of the Corporation including, without limitation, age-based qualifications, to be included in the Bylaws of the Corporation, which qualifications shall be applicable to and binding upon the directors in office at the time of the adoption of such qualifications, or any designated group thereof, and upon any future directors elected or appointed subsequent to the adoption of such qualifications, or any designated group thereof, for so long as such qualifications remain in effect; and (ii) to alter, amend or repeal any such qualifications.

          (c) At each annual meeting of shareholders, the shareholders shall elect directors each of whom shall hold office until the earlier of: (i) the next annual meeting of shareholders and until his or her successor is elected and qualified; (ii) the date on which such director shall cease to meet the qualifications for directors as designated by the Board of Directors and set forth in the Bylaws of the Corporation; and (iii) the date of the death, resignation or removal of such director.

     Sixth: Of the 16,000,000,000 Shares which the Corporation has authority to issue, 15,000,000,000 Shares have been and are hereby designated and classified into the following series (each a "series") and classes of series (each a "class"):

                                 Name of Class              Number of
     Name of Series                of Series              Shares Allocated
     --------------                ---------              ----------------
Aetna Money Market Fund            Class I                  1,000,000,000

                                   Class A                  1,000,000,000

                                   Class B                  1,000,000,000

                                   Class C                  1,000,000,000

                                   Class O                  1,000,000,000

Aetna Bond Fund                    Class I                    100,000,000

                                   Class A                    100,000,000

                                   Class B                    100,000,000

                                   Class C                    100,000,000

                                   Class O                    100,000,000

Aetna Balanced Fund                Class I                    100,000,000

--------------------------------------------------------------------------------
                                        Name of Class            Number of
          Name of Series                  of Series          Shares Allocated
--------------------------------------------------------------------------------
                                           Class A              100,000,000
--------------------------------------------------------------------------------
                                           Class B              100,000,000
--------------------------------------------------------------------------------
                                           Class C              100,000,000
--------------------------------------------------------------------------------
                                           Class O              100,000,000
--------------------------------------------------------------------------------
 Aetna Growth and Income Fund              Class I              100,000,000
--------------------------------------------------------------------------------
                                           Class A              100,000,000
--------------------------------------------------------------------------------
                                           Class B              100,000,000
--------------------------------------------------------------------------------
                                           Class C              100,000,000
--------------------------------------------------------------------------------
                                           Class O              100,000,000
--------------------------------------------------------------------------------
 Aetna International Fund                  Class I              200,000,000
--------------------------------------------------------------------------------
                                           Class A              200,000,000
--------------------------------------------------------------------------------
                                           Class B              200,000,000
--------------------------------------------------------------------------------
                                           Class C              200,000,000
--------------------------------------------------------------------------------
                                           Class O              200,000,000
--------------------------------------------------------------------------------
 Aetna Government Fund                     Class I              100,000,000
--------------------------------------------------------------------------------
                                           Class A              100,000,000
--------------------------------------------------------------------------------
                                           Class B              100,000,000
--------------------------------------------------------------------------------
                                           Class C              100,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Name of Class            Number of
          Name of Series                  of Series          Shares Allocated
--------------------------------------------------------------------------------
                                           Class O              100,000,000
--------------------------------------------------------------------------------
 Aetna Small Company Fund                  Class I              100,000,000
--------------------------------------------------------------------------------
                                           Class A              100,000,000
--------------------------------------------------------------------------------
                                           Class B              100,000,000
--------------------------------------------------------------------------------
                                           Class C              100,000,000
--------------------------------------------------------------------------------
                                           Class O              100,000,000
--------------------------------------------------------------------------------
 Aetna Growth Fund                         Class I              100,000,000
--------------------------------------------------------------------------------
                                           Class A              100,000,000
--------------------------------------------------------------------------------
                                           Class B              100,000,000
--------------------------------------------------------------------------------
                                           Class C              100,000,000
--------------------------------------------------------------------------------
                                           Class O              100,000,000
--------------------------------------------------------------------------------
 Aetna Ascent Fund                         Class I              100,000,000
--------------------------------------------------------------------------------
                                           Class A              100,000,000
--------------------------------------------------------------------------------
                                           Class B              100,000,000
--------------------------------------------------------------------------------
                                           Class C              100,000,000
--------------------------------------------------------------------------------
                                           Class O              100,000,000
--------------------------------------------------------------------------------
 Aetna Crossroads Fund                     Class I              100,000,000
--------------------------------------------------------------------------------
                                           Class A              100,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Name of Class            Number of
          Name of Series                  of Series          Shares Allocated
--------------------------------------------------------------------------------
                                           Class B              100,000,000
--------------------------------------------------------------------------------
                                           Class C              100,000,000
--------------------------------------------------------------------------------
                                           Class O              100,000,000
--------------------------------------------------------------------------------
 Aetna Legacy Fund                         Class I              100,000,000
--------------------------------------------------------------------------------
                                           Class A              100,000,000
--------------------------------------------------------------------------------
                                           Class B              100,000,000
--------------------------------------------------------------------------------
                                           Class C              100,000,000
--------------------------------------------------------------------------------
                                           Class O              100,000,000
--------------------------------------------------------------------------------
 Aetna Index Plus Large Cap Fund           Class I              100,000,000
--------------------------------------------------------------------------------
                                           Class A              100,000,000
--------------------------------------------------------------------------------
                                           Class B              100,000,000
--------------------------------------------------------------------------------
                                           Class C              100,000,000
--------------------------------------------------------------------------------
                                           Class O              100,000,000
--------------------------------------------------------------------------------
 Aetna Index Plus Mid Cap Fund             Class I              100,000,000
--------------------------------------------------------------------------------
                                           Class A              100,000,000
--------------------------------------------------------------------------------
                                           Class B              100,000,000
--------------------------------------------------------------------------------
                                           Class C              100,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Name of Class             Number of
        Name of Series                    of Series            Shares Allocated
--------------------------------------------------------------------------------
                                           Class O                100,000,000
--------------------------------------------------------------------------------
Aetna Index Plus Small Cap Fund            Class I                100,000,000
--------------------------------------------------------------------------------
                                           Class A                100,000,000
--------------------------------------------------------------------------------
                                           Class B                100,000,000
--------------------------------------------------------------------------------
                                           Class C                100,000,000
--------------------------------------------------------------------------------
                                           Class O                100,000,000
--------------------------------------------------------------------------------
Aetna Value Opportunity Fund               Class I                100,000,000
--------------------------------------------------------------------------------
                                           Class A                100,000,000
--------------------------------------------------------------------------------
                                           Class B                100,000,000
--------------------------------------------------------------------------------
                                           Class C                100,000,000
--------------------------------------------------------------------------------
                                           Class O                100,000,000
--------------------------------------------------------------------------------
Aetna Technology Fund                      Class I                100,000,000
--------------------------------------------------------------------------------
                                           Class A                100,000,000
--------------------------------------------------------------------------------
                                           Class B                100,000,000
--------------------------------------------------------------------------------
                                           Class C                100,000,000
--------------------------------------------------------------------------------
                                           Class O                100,000,000
--------------------------------------------------------------------------------
Aetna Principal Protection Fund I          Class A                100,000,000
--------------------------------------------------------------------------------

                                                Name of Class                  Number of
          Name of Series                          of Series                Shares Allocated
          --------------                        -------------              ----------------
                                                   Class B                     100,000,000
Aetna Principal Protection Fund II                 Class A                     100,000,000
                                                   Class B                     100,000,000
Aetna Principal Protection Fund III                Class A                     100,000,000
                                                   Class B                     100,000,000
Aetna Principal Protection Fund IV                 Class A                     100,000,000
                                                   Class B                     100,000,000
Aetna Index Plus Protection Fund                   Class A                     100,000,000
                                                   Class B                     100,000,000
Brokerage Cash Reserves                                                      1,000,000,000

     Seventh: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the various series and classes of Shares designated and classified in Article Sixth hereof shall be as set forth as follows:

          (a)  Assets Belonging to the Series.    All consideration received by
the Corporation for the issue or sale of Shares of the series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series for all purposes, subject only to the rights of creditors of that series and to the terms and conditions of each class (if any) of that series, and shall be so recorded upon the books and accounts of the Corporation. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to the series as provided in the following sentence, are herein referred to as "assets belonging to" the series. In the event there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series (collectively, "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the series of the Corporation and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

     (b) Liabilities Belonging to Class or Series. The assets belonging to the series shall be charged with (i) the liabilities of the Corporation in respect of the series, (ii) all expenses, costs, charges and reserves attributable to the series, and (iii) any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series and which shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the series of the Corporation from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; provided, however, that identified costs, expenses, charges, reserves and liabilities properly allocable to a particular class of a series, as determined by the Board of Directors, shall be charged to and borne solely by such class. The liabilities, expenses, costs, charges and reserves allocated and so charged to the series are herein referred to as "liabilities belonging to" the series or class. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

     (c) Income Belonging to Class or Series. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law ("MGCL") and the 1940 Act to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding. "Income belonging to" the series or class includes all income, earnings and profits derived from assets belonging to the series, less any expenses, costs, charges or reserves belonging to the series or class, for the relevant time period.

     (d) Dividends. Dividends and distributions on Shares of a series or class may be declared and paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to the series or class.

     All dividends on Shares of a series or class shall be paid only out of the income belonging to the series or class, and capital gains distributions on Shares of the series or class shall be paid only out of the capital gains belonging to the series or class. All dividends and distributions on shares of the series or class shall be distributed pro rata to the holders of such Shares in proportion to the number of Shares of the series or class held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on Shares as to which the shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

     The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation and each series and class thereof to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder (collectively, the "Code"), and to avoid liability of the Corporation or series or class for Federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation or series or class for such tax.

     Dividends and distributions may be paid in cash, property or Shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time. Any such dividend or distribution paid in Shares will be paid at the current net asset value thereof as defined in subsection (i) below. The amounts of dividends and distributions declared and paid with respect to the various series or classes of Shares and the timing of declaration and payment of such dividends and distributions may vary among such series and classes.

     (e) Tax Elections. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the Corporation or any series or class of the Corporation as may be permitted or required by the Code without the vote of shareholders of the Corporation or any series or class.

     (f) Liquidation. The Corporation may liquidate any series or class of Shares of the Corporation at any time. In the event of liquidation of the Corporation, or of a particular series or class of Shares of the Corporation, the shareholders, if any, of the Corporation, or of such series or class that has been designated and is being liquidated, as applicable, shall be entitled to receive, as a liquidating distribution in redemption and cancellation of their Shares, when and as declared by the Board of Directors, the excess of the assets belonging to the series of Shares held by such shareholder over the liabilities belonging to such series or class of Shares. The holders of Shares of a series or class shall not be entitled to any distribution upon liquidation of any other series or class of Shares of the Corporation. The assets so distributable to the shareholders of the series or class being liquidated shall be distributed among the shareholders of such series or class in proportion to the number of Shares of such series or class held by such shareholders and recorded on the books of the Corporation. Upon distribution of the assets so distributable to the shareholders of the series or class being liquidated, each issued and outstanding Share of such series or class shall, without further action by the Corporation, be cancelled and shall cease to be issued and outstanding, and each such canceled Share shall be reclassified into, and shall become, one issued, unclassified Share of capital stock of the Corporation. The liquidation of any particular series or class of Shares of the Corporation in which there are Shares then outstanding shall be authorized by the affirmative vote of a majority of the directors then in office and shall not require the approval of the holders of the outstanding Shares of such series or class, or the holders of any other series or class of Shares of the Corporation, unless such approval is required under the 1940 Act, or is required under the MGCL because such liquidation constitutes a transfer of assets (as defined in the MGCL) of the Corporation.

         (g) Voting. On each matter submitted to a vote of the shareholders, each holder of a Share shall be entitled to one vote for each Share outstanding in his or her name on the books of the Corporation, and all Shares of all series and classes shall vote as a single series ("Single Series Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of a particular series or class is required by the 1940 Act or by the MGCL, such requirement as to a separate vote by that series or class shall apply in lieu of Single Series Voting; (ii) in the event that the separate vote requirements referred to in clause (i) above apply with respect to one or more series or classes, then subject to clause (iii) below, the Shares of all other series and classes shall vote as a single series; and (iii) as to any matter which does not affect the interest of a particular series or class, only the holders of Shares of the one or more affected series or classes shall be entitled to vote.

         (h) Redemption by Shareholder. Each holder of Shares of the series or any class thereof shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his or her Shares at a redemption price per Share equal to the net asset value per Share of that series or class next determined (in accordance with subsection
(i)) after the Shares are properly tendered for redemption. Payment of the proceeds of redemption shall be in cash unless the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable. In the event of such determination, the Corporation may make payment wholly or partly in securities or other assets belonging to the series at the value of such securities or assets used in such determination of net asset value. Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right to the holders of Shares of a series or class to require the Corporation to redeem Shares of that series or class during any period or at any time when and to the extent permissible under the 1940 Act.

         (i) Net Asset Value Per Share. The net asset value per Share of each series or class, as applicable, shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series or class) by the total number of outstanding Shares of the series or class, as applicable.

         (j) Equality. All Shares of the series or any class thereof shall represent an equal proportionate interest in the assets belonging to the series (subject to the liabilities belonging to the series or class) and each Share of the series or class shall be equal to each other share of that series or class. The Board of Directors may from time to time divide or combine the Shares of a series or class into a greater or lesser number of Shares of that series or class without thereby changing the proportionate beneficial interest in the assets belonging to the series or in any way affecting the rights of holders of Shares of any other series or class.

               (k) Conversion or Exchange Rights. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of Shares of the series or any class thereof shall have the right to convert or exchange said Shares into shares of one or more other series or classes thereof in accordance with such requirements and procedures as may be established by the Board of Directors.

               (l) Redemption by the Corporation. The Board of Directors may cause the Corporation to redeem at current net asset value the Shares of the series or class from a shareholder whose Shares have an aggregate current net asset value less than an amount established by the Board of Directors. No such redemption shall be effected unless the Corporation has given the shareholder reasonable notice of its intention to redeem the Shares and an opportunity to purchase a sufficient number of additional Shares to bring the aggregate current net asset value of his or her Shares to the minimum amount established. Upon redemption of Shares pursuant to this section, the Corporation shall cause prompt payment of the full redemption price to be made to the holder of Shares so redeemed.

       Eighth: The various classes of Shares of each series designated and classified in Article Sixth shall be subject to all provisions of the Charter of the Corporation relating to Shares of the Corporation generally, and those set forth as follows:

               (a) The assets of each class of a series shall be invested in the same investment portfolio of the Corporation.

               (b) The dividends and distributions of investment income and capital gains with respect to each class of Shares of a series shall be in such amount as may be declared from time to time by the Board of Directors, and the dividends and distributions of each class of Shares of a series may vary from the dividends and distributions of the other classes of Shares of such series to reflect differing allocations of the expenses of the Corporation among the holders of each class of Shares of a series and any resultant differences between the net asset value per Share of each class of a series, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income or capital gains and expenses and liabilities of the Corporation among the classes of Shares of each series shall be determined by the Board of Directors in a manner it deems appropriate.

               (c) The proceeds of the redemption of certain classes of Shares of each series (including fractional Shares) may be reduced by the amount of any contingent deferred sales charge payable on such redemption pursuant to the terms of the issuance of such Shares, as determined by the Board of Directors.

               (d) The holders of each class of Shares of each series shall have
(i) exclusive voting rights with respect to provisions of any service plan or service and distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act (a "Plan") applicable to the respective class of the respective series and (ii) no voting rights with respect to the provisions of any Plan applicable to any other class or series of Shares or with regard to any other matter submitted to a vote of shareholders which does not affect holders of that respective class of the respective series of Shares.

        Ninth: The various classes of Shares of Aetna Principal Protection Funds I, II, III and IV ("APPF I," "APPF II," "APPF III," and "APPF IV," respectively) designated and classified in Article Sixth shall be subject to all provisions of the Charter of the Corporation relating to Shares of the Corporation generally, and those set forth as follows:

               (a) In addition to the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, conversion rights and terms and conditions of redemption described in the Charter Corporation, all Shares of the applicable series will be subject to mandatory redemption by the Corporation on the Maturity Date of the series, which shall be October 6, 2004 for APPF I, December 20, 2004 for APPF II, May 31, 2005 for APPF III and September 6, 2005 for APPF IV. On the Maturity Date, the applicable series shall have the obligation, subject to the conditions and limitations set forth in this paragraph (a) of Article Ninth, to pay to each shareholder of the series, in redemption of such shareholder's Shares of the series, the greater of (i) the net asset value per Share of such shareholder's Shares of the series as of the Maturity Date or (ii) the Guarantee Per Share, the calculation of which is described in the Corporation's Registration Statement (as referred to below), multiplied by the number of Shares of the series held by such shareholder on the Maturity Date. Shares redeemed prior to the Maturity Date will receive the per Share net asset value as of the date of redemption but shall not be entitled to the Guarantee Per Share. The obligation of the applicable series described in the second preceding sentence shall be payable solely from the assets of that series, which include an insurance policy purchased and to be maintained by the Corporation on behalf of the series and issued by MBIA Insurance Company ("MBIA"). The aforesaid insurance policy provides, among other things, that if on the Maturity Date the applicable series has insufficient assets (excluding the insurance policy and the proceeds therefrom) available to pay shareholders amounts upon redemption of their Shares in accordance with the aforesaid obligation, MBIA will make payments to the series under the insurance policy in an amount sufficient to permit the series to fulfill the aforesaid obligation. Nothing herein shall entitle any shareholder of the applicable series or MBIA to any assets of the Corporation other than those of the series, or impose any liability on the Corporation or its directors by reason of any breach or default by MBIA under the aforesaid insurance policy. All capitalized terms not otherwise defined in this Charter of the Corporation shall have the meanings ascribed to them in the Registration Statement on Form N-1A (File No. 33-41694) as filed with the United States Securities and Exchange Commission with respect to the series.

        Tenth: The various classes of Shares of Aetna Index Plus Protection Fund designated and classified in Article Sixth shall be subject to all provisions of the Charter of the Corporation relating to Shares of the Corporation generally, and those set forth as follows:

          (a) In addition to the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, conversion rights and terms and conditions of redemption of the Shares of the series set forth or described in the Charter of the Corporation, the Shares of the series, and of each class thereof, shall have the preferences, rights and terms and conditions of redemption set forth in this paragraph (a) of Article Tenth. On the Guarantee Maturity Date of the series, which shall be November 30, 2005, the series shall have the obligation, subject to the conditions and limitations set forth in this paragraph (a) of Article Tenth, to pay to each shareholder of the series who, on the Guarantee Maturity Date, redeems shares of the series held by such shareholder on the Guarantee Maturity Date, in redemption of such Shares of the series, the greater of (i) the net asset value per Share of such Shares of the series as of the Guarantee Maturity Date or (ii) the Guarantee Per Share, the calculation of which is described in the Corporation's Registration Statement (as referred to below), multiplied by the number of Shares of the series to be redeemed on the Guarantee Maturity Date. Shares redeemed prior to, or subsequent to, the Guarantee Maturity Date will receive the per Share net asset value as of the date of redemption but shall not be entitled to the Guarantee Per Share. The obligation of the series described in the second preceding sentence shall be payable solely from the assets of the series, which include an insurance policy purchased and maintained by the Corporation on behalf of the series and issued by MBIA. The aforesaid insurance policy provides, among other things, that if on the Guarantee Maturity Date the per Share net asset value is less than the Guarantee Per Share, MBIA will make payments to the series under the insurance policy in an amount equal to the difference between the net asset value per Share and the Guarantee Per Share with respect to any Shares of the series redeemed on the Guarantee Maturity Date in accordance with the aforesaid obligation. Nothing herein shall entitle any shareholder of the series or MBIA to any assets of the Corporation other than those of the series, or impose any liability on the Corporation or its directors by reason of any breach or default by MBIA under the aforesaid insurance policy. All capitalized terms not otherwise defined in this Charter of the Corporation shall have the meanings ascribed to them in the Registration Statement on Form N-1A (File No. 33-41694) as filed with the United States Securities and Exchange Commission with respect to the series.

     Eleventh: The Board of Directors is empowered to authorize the issuance from time to time of Shares of the Corporation, whether now or hereafter authorized; provided, however, that the consideration per Share to be received by the Corporation upon the issuance or sale of any Shares shall be the net asset value per Share determined in accordance with the requirements of the 1940 Act and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles. The Board of Directors may classify or re-classify any unissued Shares from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Shares.

     Twelfth: The Shares may be issued in one or more series, and each series may consist of one or more classes, all as the Board of Directors may determine. Each series of Shares and each class of a series shall be issued upon such terms and conditions, and shall confer upon its owners such rights as the Board of Directors may determine, consistent with the requirements of the laws of the State of Maryland and the 1940 Act and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority), the Charter and the By-Laws of this Corporation. In addition, the Board of Directors is hereby expressly granted authority to change the designation of any series or class.

     Thirteenth:(a) To the extent the Corporation has funds or property legally available therefor, each shareholder of the Corporation or any series or class thereof shall have the right at such times as may be permitted by the Corporation, but no less frequently than once each week, to require the Corporation to redeem all or any part of its Shares at a redemption price equal to the net asset value per Share next determined after the Shares are tendered for redemption; said determination of the net asset value per Share to be made in accordance with the requirements of the 1940 Act and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles.

          Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the shareholders to require the Corporation to redeem Shares pursuant to the applicable rules and regulations, or any order, of the Securities and Exchange Commission.

          (b) The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem Shares of any shareholder for their then current net asset value per Share if at such time the shareholder owns Shares having an aggregate net asset value of less than the amount set forth in the current Registration Statement of the Corporation filed with the Securities and Exchange Commission.

          (c) Each Share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in paragraph (a) of Article Thirteenth of the Charter at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation or any series or class thereof being classified as a personal holding company as defined in the Code.

          (d) Transfer of Shares will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation or any series or class thereof being classified as a personal holding company as defined in the Code.

     Fourteenth: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and shareholders:

          (a) No shareholder shall have any pre-emptive or preferential right of subscription to any Shares of any class or series whether now or hereafter authorized. The Board

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
of Directors may issue Shares without offering the same either in whole or in part to the shareholders.

               (b) The Corporation may enter into exclusive or non-exclusive contracts for the sale of its Shares and may also enter into contracts, including but not limited to investment advisory, management, custodial, transfer agency and administrative services. The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors; subject, however, to the provisions of the Charter of the Corporation, the By-Laws of the Corporation, applicable state law, and the 1940 Act and the rules and regulations of the Securities and Exchange Commission.

               (c) Subject to and in compliance with the provisions of the General Laws of the State of Maryland respecting interested director transactions, the Corporation may enter into a written underwriting contract, management contract or contracts for research, advisory or administrative services with Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING Groep, N.V., or the parent, affiliates or subsidiaries of any of them, or their respective successors, or otherwise to do business with such corporation, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its Officers are, have been, or may become Directors, Officers, Employees or Stockholders of Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING Groep, N.V., or the parent, affiliates or subsidiaries of any of them or their respective successors, and in the absence of actual fraud the Corporation may deal freely with Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING Groep, N.V., or the parent, affiliates or subsidiaries of any of them or their respective successors, and neither such underwriting contract, management contract or contract for research, advisory or administrative services nor any other contract or transaction between the Corporation and Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING Groep, N.V., or the parent, affiliates or subsidiaries of any of them or their respective successors shall be invalidated or in any way affected thereby, nor shall any Director or Officer of the Corporation be liable to the Corporation or to any shareholder or creditor of the Corporation or to any other person for any loss incurred under or by reason of any such contract or transaction. Anything in the foregoing notwithstanding, no Officer or Director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office.

               (d) The Corporation shall indemnify its Officers, Directors, employees and agents and any person who serves at the request of the Corporation as a Director, Officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise as follows:

                    i) Every person who is or has been a Director, Officer, employee or agent of the Corporation and persons who serve at the Corporation's request as

Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise by virtue of his being or having been a Director, Officer, employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation and against amounts paid or incurred by him in the settlement thereof.

          ii) The words "claim," "action," "suit" or "proceedings" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          iii) No indemnification shall be provided hereunder to a Director, Officer, employee or agent against any liability to the Corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          iv) The rights of indemnification herein provided may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any Director, Officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Director, Officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          v) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in paragraph (vi) of this paragraph (d), unless in the absence of such a decision, a reasonable determination based upon a factual review has been made (1) by a majority vote of a quorum of non-party Directors who are not interested persons of the Corporation, or (2) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

          vi) The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking, (ii) the Corporation is insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

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
                  vii) Neither the amendment nor repeal of this paragraph (d) of Article Fourteenth, nor the adoption of any amendment of any other provision of the Charter or Bylaws of the Corporation inconsistent with this paragraph
(d) of Article Fourteenth shall apply to or affect in any respect the applicability of the preceding provisions with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            (e) The Board of Directors shall, subject to the General Laws of the State of Maryland, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, or of any series or class thereof, shall be open to the inspection of shareholders.

            (f) Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes of Shares entitled to be cast to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

            (g) The Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the rights, as expressly set forth in its Charter, of any outstanding Shares, except that no action affecting the validity or assessibility of such Shares shall be taken without the unanimous approval of the outstanding Shares affected thereby.

            (h) In addition to the Powers and authority conferred upon them by the Charter of the Corporation or By-Laws, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the Charter and By-Laws of the Corporation.

            (i) The Board of Directors is expressly authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation or any series thereof for any purpose, whether annual or any other period, including daily; to set apart of any funds of the Corporation or any series thereof such reserves for such purposes as it shall determine and to abolish the same; to declare and pay dividends and distributions as set forth in paragraph (d) of Article Seventh of the Charter of the Corporation and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of shareholders redeeming their entire ownership of Shares.

      Fifteenth: To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a Maryland corporation, no Director or Officer of the Corporation shall be liable to the Corporation or its shareholders for money damages. Neither the amendment nor repeal of this Article, nor the adoption of any amendment of any other provision of the Charter or Bylaws of the Corporation inconsistent with this Article shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            Sixteenth: The duration of the Corporation shall be perpetual.

      THIRD:      The amendment to and restatement of the Charter of the
Corporation as hereinabove set forth has been duly advised and approved by a majority of the entire Board of Directors and approved by the shareholders of the Corporation as required by law.

      FOURTH:     The Corporation is registered as an open-end investment
company under the 1940 Act.

      FIFTH:      These Articles of Amendment and Restatement do not increase the authorized capital stock of the Corporation.

      SIXTH:      The current address of the principal office of the
Corporation, and the name and address of the Corporation's current resident agent, are set forth in Article Third of Article SECOND of these Articles of Amendment and Restatement.

      SEVENTH:    The number of directors of the Corporation is eight (8) and the names of those directors currently in office are as follows:

      Albert E. DePrince, Jr.
      Maria T. Fighetti
      J. Scott Fox
      David L. Grove
      Sidney Koch
      Corine T. Norgaard
      Richard G. Scheide
      John Turner

      EIGHTH:     The undersigned President of the Corporation acknowledges
these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under penalties of perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this 21st day of February, 2002.

WITNESS:                                AETNA SERIES FUND, INC.

/s/  Michael J. Gioffre                 /s/ J. Scott Fox     (SEAL)
---------------------------             --------------------
Name:  Michael J. Gioffre               Name:  J. Scott Fox
Title:  Secretary                       Title:  President




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